                THE MEXICO EQUITY AND INCOME FUND, INC.
                        World Financial Center
                          200 Liberty Street
                        New York, New York 10281
                           (212) 667-5000


                                                September 27, 1996



DEAR STOCKHOLDER,

        The Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") will be held at 11:00 am on Friday, November 8, 1996, at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

        At the Annual Meeting, the stockholders will (i) elect one Class III director of the Fund, (ii) ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund, and (iii) transact such other business as may properly be brought before the meeting. In addition, the stockholders present will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

        The Board recommends that the stockholders vote in favor of each of proposals (i) and (ii) above.

                                                       Respectfully,


                                                       (SIGNATURE)

                                                       Alan Rappaport
                                                       President and Chairman
                                                       of the Board





STOCKHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO INSURE A QUORUM AT THE MEETING.

                        THE MEXICO EQUITY AND INCOME FUND, INC.
                      NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held on November 8, 1996

To the Stockholders of
The Mexico Equity and Income Fund, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") will be held at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281, on Friday, November 8, 1996, at 11:00 am New York time, for the following purposes:

        1. To elect one Class III director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 1999.

        2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending July 31, 1997.

        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on September 13, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

        You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.


                                                       By order of the Board
                                                       of Directors,
                                                       Robert A. Blum
                                                       Secretary




September 27, 1996

                        THE MEXICO EQUITY AND INCOME FUND, INC.
                              World Financial Center
                                200 Liberty Street
                             New York, New York 10281

                                 PROXY STATEMENT

                                   INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE MEXICO EQUITY AND INCOME FUND, INC. (the "Fund"), for use at the Annual Meeting of Stockholders, to be held at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281, on Friday, November 8, 1996, at 11:00 am New York time, and at any adjournments thereof.

        This Proxy Statement and the form of proxy are being mailed to stockholders on or about September 27, 1996. Any stockholder giving a proxy has the power to revoke it by mail (addressed to The Mexico Equity and Income Fund, Inc., World Financial Center, 200 Liberty Street, New York, New York 10281) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the meeting.

        THE FUND WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 1996, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR A COPY OF THE FUND'S ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE MEXICO EQUITY AND INCOME FUND, INC., C/O OPPENHEIMER & CO., INC., 200 LIBERTY STREET, NEW YORK, NEW YORK 10281 OR BY CALLING
(800) 421-4777 OR (212) 667-7000.

        The Board of Directors has fixed the close of business on September 13, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 11,825,272.935 shares of common stock. To the knowledge of the Fund's management, there were no persons who owned beneficially more than 5% of the Fund's outstanding shares as of September 27, 1996.

        Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of the Annual Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of the Annual Meeting.

                        (1) ELECTION OF DIRECTORS

        Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the nominee listed below as a director of the Fund,

                                CLASS III
                              Dr. Luis Rubio

to serve for a term expiring on the date of the Annual Meeting of Stockholders held in 1999, or until his successor is elected and qualified. If such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee. The election of a director will require the affirmative vote of a plurality of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

INFORMATION CONCERNING NOMINEE, MEMBERS OF THE BOARD OF DIRECTORS AND OFFICERS OF THE FUND

      The following table sets forth information concerning the nominee as a director of the Fund, each of the Fund's current directors and each of the Fund's officers. The nominee is now a director of the Fund.



                                 PRINCIPAL OCCUPATION OR                                     SHARES
                                   EMPLOYMENT DURING                                      BENEFICIALLY
NAME AND ADDRESS                  PAST FIVE YEARS AND                                        OWNED        PERCENT
 OF NOMINEE OR                      DIRECTORSHIPS IN                                      SEPTEMBER 13,     OF
DIRECTOR (AGE)                   PUBLICLY HELD COMPANIES       POSITION WITH THE FUND       1996 (1)       CLASS
---------------                  ------------------------      ----------------------     -------------   -------

*Alan Rappaport (43)              Executive Vice President      President since 1991,          2,571      (2)
World Financial Center            (since 1994) and Managing     Director and Chairman
200 Liberty Street                Director (since 1986),        of the Board since 1995
New York, New York                Oppenheimer & Co., Inc.;
10281                             President and Director,
                                  Advantage Advisers, Inc.
                                  (since 1993); Executive
                                  Vice President, Advantage
                                  Advisers, Inc. (1990-1993);
                                  Chairman of the Board and
                                  Director, The Asia Tigers
                                  Fund, Inc., The India Fund,
                                  Inc., The Czech Republic
                                  Fund, Inc., The Emerging
                                  Markets Income Fund II Inc.
                                  and The Emerging Markets
                                  Floating Rate Fund Inc.;
                                  President and Director,
                                  Global Partners Income
                                  Fund, Inc., and The
                                  Emerging Markets Income
                                  Fund, Inc.; Member, New
                                  York Stock Exchange
                                  Advisory Committee on
                                  International Capital
                                  Markets.



                                 PRINCIPAL OCCUPATION OR                                     SHARES
                                   EMPLOYMENT DURING                                      BENEFICIALLY
NAME AND ADDRESS                  PAST FIVE YEARS AND                                        OWNED        PERCENT
 OF NOMINEE OR                      DIRECTORSHIPS IN                                      SEPTEMBER 13,     OF
DIRECTOR (AGE)                   PUBLICLY HELD COMPANIES       POSITION WITH THE FUND       1996 (1)       CLASS
---------------                  ------------------------      ----------------------     -------------   -------

Carroll W. Brewster (60)         Executive Director, Hole      Director since 1991        None            --
126 Lounsbury Road               in the Wall Gang Fund, Inc.
Ridgefield, Connecticut          (not-for-profit charitable
06877                            organization) (since July
                                 1991); President, Hobart
                                 & William Smith Colleges
                                 (1982-1991).


Sol Gittleman (62)               Senior Vice President         Director since 1990        None            --
Ballou Hall                      and Provost, Tufts
Tufts University                 University; General
Medford, Massachusetts           Partner, Augusta
02155                            Partners, L.P.


*Frederick M. Bohen (59)         Director, Oppenheimer         Director since 1990        1,333          (2)
One Fifth Avenue                 & Co., Inc. (since 1993);
Apt. 26A                         Executive Vice President,
New York, New York               Rockefeller University
10003                            (since 1990); Senior Vice
                                 President, Brown University
                                 (1985-1990); Director,
                                 Apache Corporation (energy
                                 exploration, development,
                                 production and marketing)
                                 (since 1981); Director,
                                 Student Loan Marketing
                                 Association (since 1984)


Dr. Luis Rubio (41)              President, Centro de          Director since 1990        None            --
Jaime Balme No. 11               Investigacion para el
Edificio D, Piso 2               Desarrollo A.C. (Center
Polanco Los Morales              of Research for
11510 Mexico                     Development); Director,
                                 Banco Nacional de Mexico
                                 S.A. (since 1991);
                                 Director of The Czech
                                 Republic Fund, Inc.;
                                 General Partner, Augusta
                                 Partners, L.P.


Robert A. Blum (36)              Managing Director,            Secretary since 1995       None            --
World Financial Center           Oppenheimer & Co., Inc.
200 Liberty Street               (1994-Present); Senior
New York, New York               Vice President, Oppenheimer
10281                            & Co., Inc. (1992-1994);
                                 Vice President, Oppenheimer
                                 & Co., Inc. (1989-1992);
                                 Associate, Fulbright &
                                 Jaworski (1984-1989);
                                 Director of The India
                                 Fund, Inc. and The Asia
                                 Tigers



                                 PRINCIPAL OCCUPATION OR                                     SHARES
                                   EMPLOYMENT DURING                                      BENEFICIALLY
NAME AND ADDRESS                  PAST FIVE YEARS AND                                        OWNED        PERCENT
 OF NOMINEE OR                      DIRECTORSHIPS IN                                      SEPTEMBER 13,     OF
DIRECTOR (AGE)                   PUBLICLY HELD COMPANIES       POSITION WITH THE FUND       1996 (1)       CLASS
---------------                  ------------------------      ----------------------     -------------   -------

                                 Fund, Inc.; Officer
                                 of various investment
                                 companies managed by
                                 Advantage Advisers, Inc.

Dennis Feeney (44)               Executive Vice President      Treasurer since 1991       None            --
World Financial Center           (since 1995), Chief Financial
200 Liberty Street               Officer (since 1994),
New York, New York               Controller (since 1986),
10281                            Oppenheimer & Co., Inc.


All directors and officers
as a group                                                                                3,904           (2)



(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors and officers or based on filings made with the U.S. Securities and Exchange Commission.

(2)   Less than 1%.

  *   Directors so noted are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's
      U.S. Co-Adviser. Mr. Rappaport is an interested person because of his affiliation with Oppenheimer & Co., Inc., the parent company of the Fund's
      U.S. Co-Adviser. Mr. Bohen is an interested person because of his affiliation with Oppenheimer & Co., Inc., the parent company of the U.S. Co-Adviser.

        The Fund's Board of Directors held four regular meetings during the fiscal year ended July 31, 1996. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served. The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Gittleman and Brewster and Dr. Rubio. The Audit Committee met twice during the fiscal year ended July 31, 1996.

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that during the fiscal year ended July 31, 1995, its officers and directors complied with all filing requirements applicable to them.


TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate remuneration paid or accrued for directors not affiliated with Acci Worldwide, S.A. de C.V., (the "Mexican Adviser") or Advantage Advisers, Inc., (the "U.S. Co-Adviser") was approximately US$23,934 during the fiscal year ended July 31, 1996, and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at direct-ors' meet-ings was US$5,795. The Fund pays each non-affiliated director an annual fee of US$5,000 plus US$700 for each directors' meeting and committee meeting attended in person and $100 for each meeting attended by means of a telephonic conference. The officers and interested directors of the Fund received no compensation from the Fund.

    The following table sets forth the aggregate compensation paid by the Fund to each director during the fiscal year ended July 31, 1996, as well as the total compensation paid to each director by the Fund and other investment companies advised by the Mexican Adviser or the U.S. Co-Adviser or otherwise affiliated with the Fund (collectively, the "Fund Complex").


                                                    PENSION OR                         COMPENSATION
                                                    RETIREMENT         ESTIMATED        FROM FUND
                                  AGGREGATE      BENEFITS ACCRUED        ANNUAL          AND FUND
                                COMPENSATION     AS PART OF FUND      BENEFITS UPON    COMPLEX PAID
NAME OF PERSON, POSITION          FROM FUND          EXPENSES          RETIREMENT      TO DIRECTORS
------------------------        ------------     ----------------     -------------    ------------

Alan Rappaport, Director             $0                 $0                 $0               $0
Frederick M. Bohen, Director*        $0                 $0                 $0               $0
Carroll W. Brewster, Director      $7,800               $0                 $0             $7,800
Sol Gittleman, Director            $7,800               $0                 $0             $7,800
Dr. Luis Rubio, Director           $7,800               $0                 $0            $16,100



* Messrs. Rappaport and Bohen, who are considered "interested persons" of the Fund, did not receive any compensation from the Fund for their services as directors. Mr. Bohen did receive $6,550.00 from the U.S. Co-Adviser for his services as a director of the Fund.


             (2) RATIFICATION OR REJECTION OF SELECTION OF
                        INDEPENDENT ACCOUNTANTS

    At a meeting held on June 7, 1996, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended), recommended the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending July 31, 1997. The Fund knows of no direct financial or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    The Fund's financial statements for the fiscal year ended July 31, 1996 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's annual report to shareholders and its filings with the U.S. Securities and Exchange Commission.

    The selection of independent auditors is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

                              MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund or personnel of Oppenheimer & Co., Inc. The Fund has retained PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, DE 19809 to assist in the proxy solicitation. The cost of their services is estimated at US$1,080, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by November 8, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


                          STOCKHOLDER PROPOSALS

    Any proposal by a stockholder intended to be presented at the Fund's 1997 Annual Meeting of Stockholders must be received by the Fund, (addressed to The Mexico Equity and Income Fund, Inc., World Financial Center, 200 Liberty Street, New York, New York 10281), not later than May 30, 1997.

                                                             By order of the
                                                             Board of
                                                             Directors,


                                                             ROBERT A. BLUM
                                                             Secretary
  World Financial Center
  200 Liberty Street
  New York, New York 10281
  September 27, 1996

                               SCHEDULE 14A
                              (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   x
Filed by a Party other than the Registrant   / /
Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
 x   Definitive Proxy Statement
 x   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                THE MEXICO EQUITY AND INCOME FUND, INC.
                ---------------------------------------
                (Name of Registrant as Specified in Its Charter)


                THE MEXICO EQUITY AND INCOME FUND, INC.
                ---------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
   x    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
  / /   $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
  / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)  Title of each class of securities to which transaction applies:



        (2)  Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



        (4)  Proposed maximum aggregate value of transaction:



        (5)  Total fee paid:



/ /  Fee paid previously with preliminary materials.



/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:



        (2)  Form, Schedule or Registration Statement No.:



        (3)  Filing Party:



        (4)  Date Filed:

                 THE MEXICO EQUITY AND INCOME FUND, INC.
           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 8, 1996

    The undersigned stockholder of The Mexico Equity and Income Fund, Inc., (the "Fund") hereby appoints Alan Rappaport and Dennis Feeney, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th floor, New York, New York 10281, on Friday,
November 8, 1996, at 11:00 am New York time, and at any and all adjournments thereof according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS  (PLEASE CHECK ONE BOX FOR EACH PROPOSAL.)

1. The election of Dr. Luis Rubio as a Class III Director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 1999.

[  ]  FOR                                 [  ]  WITHHOLD AUTHORITY
the nominee listed below                  to vote for the nominee listed below

NOMINEE:  Class III: Dr. Luis Rubio

2. The ratification of the selection of Price Waterhouse LLP as Independent Accountants of the Fund for its fiscal year ending July 31, 1997.

[  ]  FOR          [  ]  AGAINST          [  ]  ABSTAIN


                                                (Continued and to be signed
                                                on the other side)

(Continued from the other side)
   The Shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 set forth in this proxy. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated September 27, 1996.


                            Dated:                                      , 1996
                                  --------------------------------------


                            --------------------------------------------------
                            Signature


                            --------------------------------------------------
                            Signature if held jointly

                                If shares are held jointly, each Shareholder
                            named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership,a part-ner should sign in his or her own name, indicating that he or she is a "Partner".


                     SIGN, DATE AND MAIL YOUR PROXY TODAY